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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  ----------


                                   FORM 8-K


                                CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported):  August 28, 2002



                               AURORA FOODS INC.
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              (Exact Name of Registrant as Specified in Charter)



          DELAWARE                  001-14255                 94-3303521
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       (State or Other             (Commission             (I.R.S. Employer
 Jurisdiction of Incorporation)    File Number)           Identification No.)



11432 Lackland Road, St. Louis, Missouri                        63146
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(Address of Principal Executive Offices)                      (Zip Code)



      Registrant's Telephone Number, including Area Code:  (314) 801-2300



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ITEM 5.  OTHER EVENTS

     Aurora Foods Inc. (the "Company") issued a press release dated August 28, 2002 announcing that Dale F. Morrison would become its Chairman and Chief Executive Officer, effective immediately, and that James T. Smith, the Company's former Chairman and Chief Executive Officer had resigned. A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits

              99.1   Press Release dated August 28, 2002.




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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       AURORA FOODS INC.



                                       By: /s/ William R McManaman
                                           ----------------------------
                                           Name:  William R. McManaman
                                           Title: Executive Vice President and
                                                  Chief Financial Officer


Date:  August 29, 2002





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                                  EXHIBIT INDEX


Exhibit No.       Description of Exhibits
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   99.1           Press Release dated August 28, 2002.







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